SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 19, 1999




                      FIRST ROBINSON FINANCIAL CORPORATION

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             Exact name of Registrant as specified in its Charter)



    Delaware                 0-29276                  34-4145294
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(State or other         (Commission File          (IRS Employer
 jurisdiction of             Number)            Identification
 incorporation)                                         No.)



501 East Main Street, Robinson, Illinois                 62454
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(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code: (618) 544-8621
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ITEM 5.     Other Events

    On May 18, 1999, the Registrant issued the attached press release.


ITEM 7.  Financial Statements and Exhibits
               (c) Exhibits

                   99. Press release dated May 18, 1999.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                            FIRST ROBINSON FINANCIAL CORPORATION



Date: May 19, 1999          By:   /s/ Rick L. Catt
                                   -----------------------------
                                   Rick L. Catt
                                   President and Chief Executive Officer